SECURITIES AND EXCHANGE COMMISSION

	Washington, D.C. 20549


	-----------------------

	AMENDMENT NO. 1 TO

	FORM 8-K

	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the

	Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 14, 1996


                    Response USA, INC.
		Exact name of registrant as specified in charter


    Delaware                  0-20770          52-1441922
(State or other jurisdiction  (Commission     (IRS Employer)
	of incorporation)	          File Number)   	Identification No.)


11-K Princess Road, Lawrenceville, NJ           08648
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number,
including area code           (609) 896-4500



(Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets.

		On March 14, 1996, Response USA, Inc. (the "Company"), through its wholly-owned subsidiary, United Security Systems, Inc. ("USS"), completed the acquisition of all of the outstanding capital stock of Shelton Security, Inc., a New Jersey corporation ("SSI"), in exchange for $1,453,052
(of which $231,435 was paid by the issuance of a promissory note bearing interest at the rate of 10% per annum, payable on October 21, 1996).
SSI is engaged in the installation, servicing and monitoring of electronic security systems. Substantially all of SSI's assets and liabilities except its monitoring accounts were retained by the former stockholders of SSI.


	EXHIBITS


Exhibit 1  Stock Purchase Agreement by and among United Security
           Systems, Inc., and Michael Schleimer (previously filed).

Exhibit 3		Financial Statements



UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma combined statement of operations for the nine months ended March 31, 1996 and 1995, give effect to the Company's acquisition of Shelton Security, Inc. as of March 14, 1996 (SSI), MSG Security Systems,Inc. as of February 26, 1996 (MSG) and Monitoring Acquisition Corp.
as of February 29, 1996 (MAC) as if such acquisitions had been completed at July 1, 1994. The historical information pertaining to SSI, MSG and MAC is for the period prior to its date of acquisition. The pro forma information is based on the historical financial statements of the Company, SSI, MSG, and MAC, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial statements. The following unaudited pro forma combined balance sheet gives effect to the Company's acquisition of SSI, MSG and MAC as if such acquisitions had been completed at March 31, 1996. In the preparation of the pro forma combined balance sheet, the columns pertaining to SSI, MSG, and MAC contain information as to the assets and the liabilities acquired as of their respective dates of acquisition.

These pro forma statements of operations may not be indicative of the results that actually would have occurred if the acquisitions had occurred on July 1, 1994.








                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE NINE MONTHS ENDED MARCH 31, 1995
                                                             Historical                          Pro Forma
                                            ------------------------------------------- ----------------------------
                                              Response     SSI       MSG       MAC      Adjustments      Combined
                                            ------------------------------------------- ------------   -------------
    OPERATING REVENUES
     Product sales                           $3,785,543  $282,545  $68,774                               $4,136,862
     Services                                 2,412,469   715,744  110,015     140,548                    3,378,776
     Finance and rentals                        745,243     7,192   23,625                                  776,060
                                            ------------------------------------------- ------------   -------------
                                              6,943,255 1,005,481  202,414     140,548            0       8,291,698
                                            ------------------------------------------- ------------   -------------
    COST OF REVENUES
     Product sales                            2,375,608   189,305   37,003                                2,601,916
     Services and rentals                       626,933   413,984   30,216      22,148     (201,847)(G)     891,434
                                            ------------------------------------------- ------------   -------------
                                              3,002,541   603,289   67,219      22,148     (201,847)      3,493,350
                                            ------------------------------------------- ------------   -------------
    GROSS PROFIT                              3,940,714   402,192  135,195     118,400      201,847       4,798,348
                                            ------------------------------------------- ------------   -------------
    OPERATING EXPENSES
     Selling, general and administrative      5,110,309   368,913  118,413      96,594                    5,694,229
     Depreciation and amortization              834,172     2,679    1,163      72,775      (72,775)(A)   1,162,369
                                                                                            324,355 (B)
     Termination benefits cost                 (392,699)                                                   (392,699)
     Interest                                   703,356     1,130    1,310      69,838      (72,278)(C)   1,224,069
                                                                                            520,713 (D)
                                            ------------------------------------------- ------------   -------------
                                              6,255,138   372,722  120,886     239,207      700,015       7,687,968
                                            ------------------------------------------- ------------   -------------
    INCOME (LOSS) FROM OPERATIONS            (2,314,424)   29,470   14,309    (120,807)    (498,168)     (2,889,620)

    INTEREST INCOME                              33,082     2,405                  630      (18,525)(E)      17,592
                                            ------------------------------------------- ------------   -------------
    NET INCOME (LOSS) BEFORE INCOME TAXES    (2,281,342)   31,875   14,309    (120,177)    (516,693)     (2,872,028)

    INCOME TAXES                                            3,825    3,125                   (6,950)(F)           0
                                            ------------------------------------------- ------------   -------------
    NET INCOME (LOSS)                       ($2,281,342)  $28,050  $11,184   ($120,177)   ($509,743)    ($2,872,028)
                                            =========================================== ============   =============

    LOSS PER COMMON SHARE                        ($4.00)                                                     ($4.92)
                                            ============                                               =============
    WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING                                570,742                                      12,787 (H)     583,529
                                            ============                                ============   =============


    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

    (A) To eliminate amortization of monitoring contracts and organization costs purchased from MAC.
    (B) To provide for amortization on the net increase of purchased monitoring contracts. Monitoring contracts purchased from SSI, MSG, and MAC are amortized using the straight-line method over the ten-year estimated lives.
    (C) To eliminate interest expense on debt not acquired
    (D) To record additional interest expense on debt incurred in acquisitions.
    (E) To reduce the Company's interest income due to the use of funds for the acquisitions.
    (F) To eliminate the current tax provision for SSI and MSG.
    (G) To reduce expenses to contracted amounts under a monitoring agreement.
    (H) In calculating earnings per share, effect has been given to the shares issued in the acquisition of MAC.




                            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                 MARCH 31, 1996
                                                             Historical                       Pro Forma
                                            ----------------------------------------- ----------------------------
                                              Response     SSI      MSG       MAC     Adjustments      Combined
                                            ----------------------------------------- ------------   -------------
                     ASSETS
    CURRENT ASSETS
     Cash                                      $840,097  $95,260   $1,635         $0      (96,895)(A)    $840,097
     Marketable securities                      118,750                                                   118,750
     Accounts receivable                      1,839,400   72,398   19,727     55,920     (148,045)(A)   1,839,400
     Note receivable                             99,338                                                    99,338
     Loan receivable                                                          60,000      (60,000)(A)           0
     Inventory                                  730,315   13,000    3,500                 (16,500)(A)     730,315
     Prepaid expenses and other
      current assets                            231,891    8,900      525                  (9,425)(A)     231,891
                                            ----------------------------------------- ------------   -------------
     Total current assets                     3,859,791  189,558   25,387    115,920     (330,865)      3,859,791
                                            ----------------------------------------- ------------   -------------
    MONITORING CONTRACT COSTS - Net of
     accumulated amortization                16,944,084                    1,228,786   (1,228,786)(A)  16,944,084
                                            ----------------------------------------- ------------   -------------
    PROPERTY AND EQUIPMENT - Net of
     accumulated amortization and
     depreciation                             1,222,162   15,711    5,660                 (21,371)(A)   1,222,162
                                            ----------------------------------------- ------------   -------------
    OTHER ASSETS
     Accounts receivable                        341,648                                                   341,648
     Note receivable                             85,142                                                    85,142
     Loan to shareholder                                  99,464                          (99,464)(A)           0
     Deposits                                    32,535                                                    32,535
     Organization costs                                                          570         (570)(A)           0
     Deferred financing costs - Net of
      accumulated amortization                  356,866                                                   356,866
                                            ----------------------------------------- ------------   -------------
                                                816,191   99,464        0        570     (100,034)        816,191
                                            ----------------------------------------- ------------   -------------
                                            $22,842,228 $304,733  $31,047 $1,345,276  ($1,681,056)    $22,842,228
                                            ========================================= ============   =============
      LIABILITIES AND STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
     Current portion of long-term debt       $3,572,154           $40,000   $298,426    ($338,426)(A)  $3,572,154
     N/P - Related party                                                     120,000     (120,000)(A)           0
     Accounts payable                           545,995  121,735    3,515                (125,250)(A)     545,995
     Purchase holdbacks                         609,507                                                   609,507
     Accrued expenses and other current
      liabilities                             1,281,165   63,034   15,997     36,283     (115,314)(A)   1,281,165
     Deferred revenue                         1,515,254   28,253   16,055     49,821      (94,129)(A)   1,515,254
                                            ----------------------------------------- ------------   -------------
     Total current liabilities                7,524,075  213,022   75,567    504,530     (793,119)      7,524,075
                                            ----------------------------------------- ------------   -------------
    LONG-TERM LIABILITIES - Net of current
      portion
     Long-term debt                          12,525,179                      905,667     (905,667)(A)  12,525,179
     Purchase holdbacks                          72,619                                                    72,619
     Deferred revenue                            10,252                                                    10,252
                                            ----------------------------------------- ------------   -------------
                                             12,608,050        0        0    905,667     (905,667)     12,608,050
                                            ----------------------------------------- ------------   -------------
    STOCKHOLDERS' EQUITY
     Common stock                                15,516    2,000      100        500       (2,600)(A)      15,516
     Additional paid-in capital              14,513,160                                                14,513,160
     Unrealized holding loss on available-
      for-sale securities                      (174,593)                                                 (174,593)
     Accumulated deficit                    (11,643,980)  89,711  (44,620)   (65,421)      20,330 (A) (11,643,980)
                                            ----------------------------------------- ------------   -------------
                                              2,710,103   91,711  (44,520)   (64,921)      17,730       2,710,103
                                            ----------------------------------------- ------------   -------------
                                            $22,842,228 $304,733  $31,047 $1,345,276  ($1,681,056)    $22,842,228
                                            ========================================= ============   =============

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
    (A) To reflect the acquisitions of SSI, MSG and MAC.










                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE NINE MONTHS ENDED MARCH 31, 1996
                                                             Historical                       Pro Forma
                                            ----------------------------------------- ----------------------------
                                              Response     SSI      MSG       MAC     Adjustments      Combined
                                            ----------------------------------------- ------------   -------------
    OPERATING REVENUES
     Product sales                           $1,984,146 $149,418  $38,015                              $2,171,579
     Services                                 4,689,132  657,744  113,810    332,820                    5,793,506
     Finance and rentals                      1,361,762    7,968   19,007                               1,388,737
                                            ----------------------------------------- ------------   -------------
                                              8,035,040  815,130  170,832    332,820            0       9,353,822
                                            ----------------------------------------- ------------   -------------
    COST OF REVENUES
     Product sales                            1,409,579  100,110   22,441                               1,532,130
     Services and rentals                     1,098,089  388,968   25,058     53,900     (188,467)(G)   1,377,548
                                            ----------------------------------------- ------------   -------------
                                              2,507,668  489,078   47,499     53,900     (188,467)      2,909,678
                                            ----------------------------------------- ------------   -------------
    GROSS PROFIT                              5,527,372  326,052  123,333    278,920      188,467       6,444,144
                                            ----------------------------------------- ------------   -------------
    OPERATING EXPENSES
     Selling, general and administrative      4,329,022  306,684  116,762     50,068                    4,802,536
     Depreciation and amortization            1,602,071    3,065    1,162    100,357     (100,357)(A)   1,894,614
                                                                                          288,316 (B)
     Interest                                 2,282,864    1,200    1,300    114,116     (116,616)(C)   2,743,415
                                                                                          460,551 (D)
                                            ----------------------------------------- ------------   -------------
                                              8,213,957  310,949  119,224    264,541      531,894       9,440,565
                                            ----------------------------------------- ------------   -------------
    INCOME (LOSS) FROM OPERATIONS            (2,686,585)  15,103    4,109     14,379     (343,427)     (2,996,421)

    INTEREST INCOME                              18,512    3,010                           (9,839)(E)      11,683
                                            ----------------------------------------- ------------   -------------
    NET INCOME (LOSS) BEFORE INCOME TAXES    (2,668,073)  18,113    4,109     14,379     (353,266)     (2,984,738)

    INCOME TAXES                                           2,200      800                  (3,000)(F)           0
                                            ----------------------------------------- ------------   -------------
    NET LOSS                                ($2,668,073) $15,913   $3,309    $14,379    ($350,266)    ($2,984,738)
                                            ========================================= ============   =============

    LOSS PER COMMON SHARE                        ($2.37)                                                   ($2.41)
                                            ============                                             =============
    WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING                              1,123,536                                   112,989 (H)   1,236,525
                                            ============                              ============   =============


    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

    (A) To eliminate amortization of monitoring contracts and organization costs purchased from MAC.
    (B) To provide for amortization on the net increase of purchased monitoring contracts. Monitoring contracts purchased from SSI, MSG, and MAC are amortized using the straight-line method over the ten-year estimated lives.
    (C) To eliminate interest expense on debt not acquired
    (D) To record additional interest expense on debt incurred in acquisitions.
    (E) To reduce the Company's interest income due to the use of funds for the acquisitions.
    (F) To eliminate the current tax provision for SSI and MSG.
    (G) To reduce expenses to contracted amounts under a monitoring agreement.
    (H) In calculating earnings per share, effect has been given to the shares issued in the acquisition of MAC.



                          	SHELTON SECURITY, INC.
                           ----------------------
                           	FINANCIAL STATEMENTS
                            --------------------
                            	SEPTEMBER 30, 1995
                             ------------------




                             	TABLE OF CONTENTS
                              -----------------



                                                                  		PAGE
                                                                    ----

INDEPENDENT AUDITOR'S REPORT                                        	F-2


FINANCIAL STATEMENTS

	Balance sheets as of September 30, 1994 and 1995                   	F-3

	Statements of income for the years ended
	 September 30, 1994 and 1995                                       	F-4

	Statements of stockholder's equity for the years
	 ended September 30, 1994 and 1995                                 	F-5

	Statements of cash flows for the years ended
	 September 30, 1994 and 1995                                       	F-6

	Notes to financial statements                                    	F-7-9











Stockholder and Director
Shelton Security, Inc.
Old Bridge, New Jersey


	INDEPENDENT AUDITOR'S REPORT


	We have audited the accompanying balance sheets of SHELTON SECURITY, INC. as of September 30, 1994 and 1995, and the related statements of income, stockholder's equity and cash flows for each of the two years in the period ended September 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shelton Security, Inc. as of September 30, 1994 and 1995, and the results of its operations and its cash flows for each of the two years in the period ended September 30, 1995, in conformity with generally accepted accounting principles.

	As described in Note 8, in March, 1996, the Company distributed to its stockholder substantially all of its net assets other than monitoring and service contracts, and, all of the outstanding common stock of the Company was sold.


By:/S/ Fishbein and Company P.C.


Elkins Park, Pennsylvania
May 9, 1996


                        	SHELTON SECURITY, INC.
                         ----------------------
                            	BALANCE SHEETS
                             --------------


                                	ASSETS
                                 ------

                                                 	      September 30,
                                                    ---------------------
                                                   	   1994   	   1995
                                                    ---------- ----------

 CURRENT ASSETS
	  Cash                                           	$   42,727 	$   69,233
  	Accounts receivable                                	54,882     	10,362
  	Due from affiliate                                  47,443     	24,295
  	Due from stockholder                                          		83,437
  	Inventory                                           	8,513      	9,441
  	Prepaid expenses	                                    8,507 	     8,500
  	Deferred taxes	                                      9,165 	     2,217
                                                     ---------  ----------
	   	Total current assets	                            171,237 	   207,485

 PROPERTY AND EQUIPMENT - Net of accumulated
  depreciation	                                         6,842 	     9,528
                                                     ---------  ----------
		                                                 $  178,079 	$  217,013
                                                     =========  ==========


               	LIABILITIES AND STOCKHOLDER'S EQUITY
                ------------------------------------

 CURRENT LIABILITIES
	  Demand note payable - bank                     	$   15,000 	$
  	Accounts payable                                  	123,205    	126,683
  	Accrued expenses and other current liabilities     	20,698     	39,756
  	Income taxes payable                                	4,559      	2,362
  	Due to stockholder	                                  9,964
  	Deferred taxes	           	                                      1,033
                                                    ----------   ---------
   		Total current liabilities	                       173,426 	   169,834
                                                    ----------   ---------
 CONTINGENT LIABILITIES (Note 6)

 STOCKHOLDER'S EQUITY
	  Common stock - No par value
	   Authorized, issued and outstanding
	    2,500 shares                                      	2,000      	2,000
  	Retained earnings	                                   2,653 	    45,179
                                                     ---------   ---------
                                                			     4,653 	    47,179
                                                     ---------   ---------
                                                			$  178,079 	$  217,013
                                                     =========   =========
 See notes to financial statements.

                                   F-3




                          	SHELTON SECURITY, INC.
                           ----------------------
                           	STATEMENTS OF INCOME
                            --------------------





                                                	Year Ended September 30,
                                                 ------------------------
                                                 	   1994   	     1995
                                                 ------------  ----------

 OPERATING REVENUES
	  Services                                       	$  473,751 	$  650,102
  	Product sales	                                     675,577	    627,118
                                                    ----------  ----------
                                                 		 1,149,328 	 1,277,220



 DIRECT COSTS	                                        390,302	    421,904
                                                    ----------  ----------


 GROSS PROFIT	                                        759,026	    855,316
                                                    ----------  ----------


 OPERATING EXPENSES
	  Selling, general and administrative                684,447    	800,865
  	Interest - Net of interest income of $1,356 -
	   1994 and $4,132 - 1995	                               622	  (   2,890)
                                                    ----------  ----------
                                                 		   685,069	    797,975
                                                    ----------  ----------


 INCOME BEFORE INCOME TAXES	                           73,957	     57,341
                                                    ----------  ----------


 INCOME TAXES
	  Current                                             	4,559      	6,834
  	Deferred	                                           12,107	      7,981
                                                    ----------  ----------
		                                                     16,666	     14,815
                                                    ----------  ----------


 NET INCOME                                        $   57,291  $   42,526
                                                    ==========  ==========

 See notes to financial statements.
                                   F-4




                          	SHELTON SECURITY, INC.
                           ----------------------
                    	STATEMENTS OF STOCKHOLDER'S EQUITY
                     ----------------------------------









                                               		 Retained
                                     	 Common   	 Earnings
                                       Stock    	(Deficit)   	  Total
                                     ---------   ----------   ---------

 BALANCE - SEPTEMBER 30, 1993       $   2,000  	($  54,638) 	($  52,638)

  	Net income	                                 	    57,291 	     57,291
                                     ---------   ----------   ----------


 BALANCE - SEPTEMBER 30, 1994          	2,000       	2,653       	4,653

  	Net income	                                 	    42,526 	     42,526
                                     ---------   ----------    ---------


 BALANCE - SEPTEMBER 30, 1995      	$   2,000	   $  45,179   	$  47,179
                                     =========    =========    =========




 See notes to financial statements.
                                   F-5








                           SHELTON SECURITY, INC.
                           ----------------------
                         	STATEMENTS OF CASH FLOWS
                          ------------------------
                        	Increase (Decrease) in Cash



                                               	Year Ended September 30,
                                                ------------------------
                                                   1994     	    1995
                                                -----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
  	Net income                                  	$   57,291  	$   42,526
  	Adjustments to reconcile net income to
    net cash provided by (used in) operating
    activities
	    	Depreciation                                  	1,710       	2,809
    		Deferred taxes                               	12,107       	7,981
   		(Increase) decrease in accounts receivable	 (   3,992)     	44,520
   		(Increase) decrease in due form affiliate  	(  47,443)     	23,148
   		(Increase) decrease in inventory           	(     521)  	(     928)
   		(Increase) decrease in prepaid expenses    	(   7,903)          	7
    		Increase (decrease) in accounts payable   	(  26,720)      	3,478
    		Increase in accrued expenses and other
		     current liabilities                          	7,845      	19,058
    		Increase (decrease) in income taxes payable	   1,014   	(   2,197)
                                                  ---------   ----------
     			Net cash provided by (used in) operating
         activities                             	(   6,612)	    140,402
                                                  ---------   ----------

 CASH FLOWS FROM INVESTING ACTIVITIES
	  Purchase of property and equipment - Net cash
    used in investing activities	                            	(   5,495)
                                                  ---------   ----------

 CASH FLOWS FROM FINANCING ACTIVITIES
	  Decrease in demand note payable - bank        (  15,000)  	(  15,000)
  (Increase) decrease in change in due
    from/to stockholder	                             3,000   	(  93,401)
                                                  ---------   ----------
     			Net cash used in financing activities   	(  12,000)  	( 108,401)
                                                  ---------   ----------
 NET INCREASE (DECREASE) IN CASH                	(  18,612)     	26,506


 CASH - BEGINNING	                                  61,339 	     42,727
                                                   --------   ----------

 CASH - ENDING                                 	$   42,727   $   69,233
                                                   ========   ==========


 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
	  Cash paid during the year for:
		   Interest                                   $    1,978  	$    1,242
	   	Income taxes                                   	3,545       	9,031


 See notes to financial statements.
                                   F-6




                            	SHELTON SECURITY, INC.
                             ----------------------
                        	NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                              	SEPTEMBER 30, 1995
                               ------------------




1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

	Nature of Business and Concentration of Credit Risk
 ---------------------------------------------------
The Company's operations consist principally of the sale, installation and monitoring and maintenance services of security and fire alarm systems for residential and commercial properties in the Northern New Jersey area. Accounts receivable are from a large number of customers.

	Use of Estimates
 ----------------
The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Revenue Recognition
 -------------------
Revenues under contracts for monitoring and service are deferred and recognized ratably over the contract period. The Company recognizes revenue on the sale of alarm systems when installed.

	Allowance for Doubtful Accounts
 -------------------------------
An allowance for doubtful accounts is provided by the Company, if necessary, based on historical collection experience and a review of the current status of accounts receivable. At September 30, 1994 and 1995, all uncollectible accounts had been written off and, in the opinion of management, no allowance is necessary.

	Inventory
 ---------
Inventory, consisting of alarm systems and parts, is stated at the lower of cost (first-in, first-out method) or market.

	Property and Equipment and Depreciation
 ---------------------------------------
Property and equipment are stated at cost. Expenditures for additions, renewals and betterments are capitalized; expenditures for maintenance and repairs are charged to expense as incurred. Upon retirement or disposal of assets, the cost and accumulated depreciation are eliminated from the accounts and any resulting gain or loss is credited or charged to operations. Depreciation is provided using the straight-line and declining balance methods over the estimated useful lives of the assets.


                                  F-7




                          	SHELTON SECURITY, INC.
                           ----------------------
                       NOTES TO FINANCIAL STATEMENTS
                       -----------------------------
                            	SEPTEMBER 30, 1995
                             ------------------



1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

	Income Taxes
 ------------
The liability method is used in accounting for income taxes. Under this method,deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The principal differences between the Company's financial reporting and tax bases include accounts receivable and property and equipment.


2.	PROPERTY AND EQUIPMENT
                                                	   1994   	     1995
                                                  --------     --------
        		Equipment                             $   42,581  	$   43,237
        		Vehicles	                                         	     4,839
                                                  --------     --------
                                                 			42,581      	48,076
        		Less accumulated depreciation	            35,739	      38,548
                                                  --------     --------
                                             			$    6,842  	$    9,528
                                                  ========     ========

3.	DEMAND NOTE PAYABLE - BANK

 The Company has a $30,000 line of credit. Loans outstanding, if any, bear interest at 1-1/2% over the prime rate, payable monthly, and are collateralized by all assets of the Company and certain personal assets of the Company's stockholder.


4.	INCOME TAXES

	The differences between the provision for income taxes and income taxes computed using the federal income statutory tax rate are as follows:

                                                	Year Ended September 30,
                                                 ------------------------
                                                     1994    	    1995
                                                 -----------  -----------
 		Amount computed using the statutory rate      	$   11,094  	$    8,601
	 	Increase (decrease) in taxes resulting from:
		  	State taxes - Net of federal taxes               	5,970       	5,037
  			Other                                      	(       398)	      1,177
                                                   ---------     --------
 		Income tax expense                            	$   16,666  	$   14,815
                                                   =========     ========


                                        F-8


                             	SHELTON SECURITY, INC.
                              ----------------------
                         	NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                SEPTEMBER 30, 1995
                                ------------------



4.	INCOME TAXES (Continued)

	At September 30, 1994 and 1995, the cumulative temporary differences resulted in a deferred tax asset of $9,165 and $2,217, respectively, as a result of accounts receivable and a deferred tax liability of $1,033 as of September 30,
1995 as a result of depreciation.


5.	RELATED PARTY TRANSACTIONS

	The Company leases office space from its stockholder under a month-to-month operating lease.  Rent expense under the lease was $8,021 - 1994 and $6,654 -
1995.

	The Company also makes and receives noninterest-bearing advances to and from its stockholder and a Company affiliated by common ownership and management, and the balances are due on demand.  Management fees of $10,200 were charged to this affiliate for the year ended September 30, 1995.


6.	CONTINGENT LIABILITIES

	The Company is a defendant in lawsuits incurred in the normal course of business. The outcome of the suits is not anticipated to have a material effect on the financial position, results of operations or cash flows of the Company. The Company anticipates to be fully covered by insurance for these lawsuits.


7.	FAIR VALUE OF FINANCIAL INSTRUMENTS

	Statement of Financial Accounting Standards No. 107, "Disclosure about Fair
Value of Financial Instruments," requires disclosure of estimated fair value of all financial instruments for which it is practicable to estimate fair value.

	The carrying amount of cash approximates its fair value because of its short maturity.

	It was not deemed practicable to estimate the fair value of the amounts due from and due to stockholder and due from affiliate, since these financial instruments are not readily marketable.


8.	SUBSEQUENT EVENT

	On March 29, 1996, the Company distributed to its stockholder substantially all of its net assets other than monitoring and service contracts, and, simultaneously, all of the outstanding common stock of the Company was sold.




                                    F-9







                                SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 RESPONSE USA, INC.
                                                --------------------
                                                    (registrant)


   Dated: May 29, 1996                       By: /s/RICHARD M. BROOKS
                                                ---------------------
                                                 Richard M. Brooks,
                                                 President